SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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THE SWISS HELVETIA FUND, INC.

(Name of Registrant as Specified in Charter)

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THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas
Suite 400
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 26, 2005

To our Stockholders:

           Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 11:30 a.m. on Thursday, May 26, 2005 at The Drake Swissotel, 440 Park Avenue, Manhattan East Room (2nd Floor), New York, New York 10022, for the following purposes:

           1.     To elect three Class II Directors to serve for a three-year term.

           2.     To approve the Investment Advisory Agreement between the Fund and Hottinger Capital Corp.

           3.     To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on March 28, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

          You are cordially invited to attend the Meeting. Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

           To vote, you may use any of the following methods:

By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors

Edward J. Veilleux
Secretary

Dated: April 1, 2005

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
Annual Meeting of Stockholders
May 26, 2005

PROXY STATEMENT

INTRODUCTION

          This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 11:30 a.m. on Thursday, May 26, 2005 at The Drake Swissotel, 440 Park Avenue, Manhattan East Room (2nd Floor), New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 7, 2005.

          If the accompanying form of Proxy is executed properly and returned (including an Internet or telephone vote), the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted FOR the election of the three nominees as Class II Directors and FOR the approval of the Investment Advisory Agreement. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote, and shares represented by a Proxy that indicates that the broker or nominee stockholder thereof does not have discretionary authority to vote them, will be counted to determine the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. Such Proxies will not affect the plurality vote required for the election of Directors under Proposal 1. If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

          The Board of Directors has fixed the close of business on March 28, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 24,535,297 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

           Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

          The Fund will furnish, without charge, a copy of its Annual Report for its year ended December 31, 2004 and its most recent Quarterly Report, if any, to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, or by calling the Fund's toll-free telephone number: 1-888-794-7700.

          The Fund's investment advisor is Hottinger Capital Corp. ("HCC"). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund's administrator is Forum Administrative Services LLC, and its executive offices are located at Two Portland Square, Portland, Maine 04101.

PROPOSAL 1: TO ELECT THREE CLASS II DIRECTORS

          The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently nine and is divided into three classes of three Directors each. Stockholders are being asked to elect three Class II Directors to serve for a three-year term. The Class II nominees, Didier Pineau-Valencienne, Samuel B. Witt, III, Esq. and Paul R. Brenner, Esq., are the only nominees to be considered for election at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2008, or until his respective successor is duly elected and qualified. The Class II nominees were first nominated by the Governance/Nominating Committee consisting of the six Non-Interested Directors (as defined below), two of whom are Class II nominees. Didier Pineau-Valencienne, Samuel B. Witt, III, Esq. and Paul R. Brenner, Esq., were last elected as Class II Directors in 2002 to serve until this Meeting. Messrs. Pineau-Valencienne and Witt were elected by stockholders of the Fund in 2002, and Mr. Brenner was elected by the Board of Directors of the Fund in 2002. The Board of Directors of the Fund, including all of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund or HCC (each such Director a "Non-Interested Director"), unanimously proposed the Class II nominees for election at this Meeting.

           Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class II nominees of the Fund listed above. Each Class II nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the Class II nominees is currently a member of the Board of Directors.

           Please see page 9 of this proxy statement for additional information concerning the Class II nominees.

Required Vote and the Board's Recommendation

          In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

           Abstentions, withholding of authority and broker non-votes will not be included in determining the number of votes cast in a Director's favor. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS CLASS II DIRECTORS.

PROPOSAL 2: TO APPROVE THE INVESTMENT ADVISORY AGREEMENT

           Stockholders are being asked to vote on a new investment advisory agreement between the Fund and HCC, the Fund's investment advisor. Recent transfers of indirect ownership interests in HCC, as described below, have created uncertainty concerning the continuing effectiveness of the Fund's advisory agreement with HCC. As a result, the Board of Directors has determined to seek stockholder approval of a new advisory agreement with HCC.

Background Information

          HCC has been the Fund's investment advisor since the Fund's inception in 1987. HCC, whose principal office is located at 1270 Avenue of the Americas, New York, New York, is a Delaware corporation and is principally owned by Hottinger et Cie (Zurich) and Hottinger U.S. Inc., each of which owns 48.50% of HCC's issued and outstanding shares of capital stock. HCC acts as the Fund's investment advisor pursuant to an Investment Advisory Agreement restated as of May 15, 2001 (the "Original Advisory Agreement") which was last approved by the Stockholders of the Fund on February 8, 1994. During its most recent fiscal year ended December 31, 2004, the Fund paid HCC total aggregate advisory fees of $2,968,162.

           Hottinger et Cie (Zurich) is a partnership whose partners are Paul Hottinguer, Rodolphe Hottinger and Frederic Hottinger. As discussed further below, The Baron Hottinger was a partner until January 20, 2005. The Baron Hottinger and Paul Hottinguer are brothers, and The Baron Hottinger is the father of Rodolphe Hottinger and Frederic Hottinger. Collectively, The Baron Hottinger, Paul Hottinguer, Rodolphe Hottinger and Frederic Hottinger, together with the entities owned and controlled by them and other members of the Hottinger family, are hereinafter referred to as the "Hottinger Group." Hottinger et Cie (Zurich), whose principal office is located at Dreikonigstrasse 55, 8027, Zurich, Switzerland, provides to its customers a full range of investment services, including international portfolio management and corporate finance.

           Hottinger U.S. Inc. is a New York corporation indirectly controlled by the Hottinger Group. Hottinger U.S. Inc., whose principal office is located at 1270 Avenue of the Americas, New York, New York, provides discretionary investment advisory services. Hottinger U.S. Inc. is a registered investment adviser under the Investment Advisers Act of 1940. Financiere Hottinguer has a 100% voting interest in Hottinger U.S. Inc. Financiere Hottinguer, in turn, is controlled by each of Hottinger Participations Francaises and Intercom, who have an approximate voting interest of 35% and 28%, respectively, in Financiere Hottinguer. Intercom is indirectly controlled by Hottinger Participations Francaises, which has an approximate voting interest of 94% in Intercom. Hottinger Participations Francaises is 100% directly owned by Emba NV.

          For various estate planning and other family-related reasons, there have recently occurred, and there are also anticipated, certain transfers within the Hottinger Group of ownership interests in Hottinger et Cie (Zurich). As of January 20, 2005, the date of Swiss banking authority approval, The Baron Hottinger transferred his entire interest in Hottinger et Cie (Zurich) to his sons, Rodolphe Hottinger and Frederic Hottinger, in equal shares. As a consequence of such transfer, The Baron Hottinger is no longer a partner in Hottinger et Cie (Zurich), and Rodolphe Hottinger and Frederic Hottinger each now owns a 25% interest in the partnership. Consideration is also being given to a redemption of all or part of Paul Hottinguer's 50% interest in Hottinger et Cie (Zurich), which would increase proportionally the ownership interests in that company of Rodolphe Hottinger and Frederic Hottinger, or to a transfer of all or part of Paul Hottinguer's interest in Hottinger et Cie (Zurich) to Rodolphe Hottinger and Frederic Hottinger or to other members of the Hottinger Group, and other similar transfers may also occur. Although none of these transfers has caused, or will cause, any diminution in the overall control of HCC by the Hottinger Group, it is possible that one or more of them might be considered an "assignment" of the Fund's Original Advisory Agreement with HCC, as that term is defined in the 1940 Act. If so, any such "assignment" will have caused or may cause the Original Advisory Agreement to terminate in accordance with its terms as required by the 1940 Act.

           Because of uncertainty whether any of the Hottinger Group transfers has resulted in, or will result in, an "assignment" of the Original Advisory Agreement, the Board of Directors of the Fund has determined to seek the approval of the Fund's stockholders to any such Hottinger Group transfers by seeking the stockholders' approval of a new investment advisory agreement (the "New Advisory Agreement") which is identical to the Original Advisory Agreement, except for the time periods covered by the agreements. As discussed below under the caption "Required Vote and the Board's Recommendation," the Board of Directors of the Fund (including the non-interested Directors) has unanimously approved, and has recommended that the stockholders of the Fund approve, the New Advisory Agreement.

The Interim Advisory Agreement

           During the period between January 20, 2005, the effective date of the above-mentioned transfer of The Baron Hottinger's interest in Hottinger et Cie (Zurich), and the consideration of approval of the New Advisory Agreement by stockholders at the Meeting (the "Interim Period"), HCC has continued to provide investment advisory services to the Fund pursuant to an interim agreement between HCC and the Fund that was approved by the Board at a meeting held on December 7, 2004 (the "Interim Advisory Agreement"). The Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement. The Interim Advisory Agreement is identical in all respects – including fees to be paid to HCC – to the Original Advisory Agreement, except for the time periods covered by the agreements.

          The Interim Advisory Agreement requires all advisory fees earned by HCC to be escrowed pending stockholder approval of the New Advisory Agreement between the Fund and HCC. If the New Advisory Agreement is not approved, HCC will be entitled to receive from escrow the lesser of any costs incurred in performing the Interim Advisory Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Advisory Agreement provides for a termination date no greater than 150 days from the date of the termination of the Original Advisory Agreement (January 20, 2005), or upon approval of the New Advisory Agreement by stockholders, whichever is shorter.

The New Advisory Agreement

          On March 17, 2005, the Board approved the New Advisory Agreement for the Fund, under which, subject to its approval by the Fund's stockholders, HCC will continue to serve as the investment advisor to the Fund. The New Advisory Agreement, if approved by stockholders, will replace the Interim Advisory Agreement. The terms of the New Advisory Agreement are identical in all respects to those of the Original Advisory Agreement, except that the New Advisory Agreement has a different effective date and termination date. None of the personnel providing portfolio management services, and none of the other service providers to the Fund, have changed. Under the New Advisory Agreement, HCC will continue to be responsible for selecting portfolio securities and for providing a continuous investment program for the Fund, including providing investment research and management and purchasing, retaining and selling securities for the Fund and placing orders for the execution of the Fund's portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Directors, and the investment objective, policies and restrictions of the Fund. The services of HCC to the Fund are not exclusive, and HCC is free to render investment advisory services to others.

          Fees paid to HCC under the New Advisory Agreement will be calculated at the same rate as the fees previously charged under the Original Advisory Agreement and those presently charged under the Interim Advisory Agreement. The Fund will pay HCC an annual advisory fee hereunder of 1.0% of the Fund's average monthly net assets up to U.S. $60 million, 0.90% of such assets between U.S. $60 million and U.S. $100 million, 0.80% of such assets between U.S. $100 million and U.S. $200 million, 0.70% of such assets between U.S. $200 million and U.S. $300 million, 0.65% of such assets between U.S. $300 million and U.S. $400 million, 0.60% of such assets between U.S. $400 million and U.S. $500 million, 0.55% of such assets between U.S. $500 million and U.S. $600 million, and 0.50% of such assets in excess of U.S. $600 million, computed by the Fund's administrator on the basis of net assets at the end of each month and payable by the fifth business day of the succeeding calendar month. Based on the average net assets for the year ending December 31, 2004, the blended advisory fee for the period was 0.79%.

          HCC is not liable for any error of judgment or for any loss suffered by the Fund in connection with matters relating to the New Advisory Agreement. HCC, however, is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the New Advisory Agreement. HCC is also liable for any loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services, in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act.

          HCC will bear all expenses of its employees and overhead incurred by it in connection with its duties under the New Advisory Agreement. HCC will pay all salaries and fees of the Fund's Directors and Officers who are "interested persons" (as defined in the 1940 Act) other than the salaries and fees of the employees or agents of the Fund's administrator (Forum Administrative Services LLC) or legal counsel. The Fund will bear all of its own expenses, including but not limited to the following: fees and out-of-pocket travel expenses of the Fund's Directors who are not interested persons and other expenses incurred by the Fund in connection with Directors' meetings; interest expenses; taxes and governmental fees; brokerage commissions incurred in acquiring or disposing of the Fund's portfolio securities; membership dues to professional organizations; premiums allocable to fidelity bond and liability insurance coverages; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; charges and expenses of the Fund's legal counsel and independent accountants; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of Stockholders' meetings and preparing and distributing proxies and reports to Stockholders.

          The New Advisory Agreement, if approved by stockholders, will continue in effect for an initial period that will commence upon approval by stockholders of the Fund and will end on July 1, 2006, and will continue from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Directors or (2) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

          The New Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, in each case, on 60 days' prior written notice to HCC, or by HCC upon not less than 60 days' written notice to the Fund. The New Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

          The description of the New Advisory Agreement in this Proxy Statement is only a summary. The form of the New Advisory Agreement is attached hereto as Appendix A. You should read the New Advisory Agreement.

          If the shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the effective date of the Interim Advisory Agreement, the Board of Directors will take such actions as it deems in the best interests of the stockholders of the Fund.

Evaluation by the Directors

          On March 17, 2005, the Directors, including the Independent Directors, unanimously approved, subject to the required stockholder approval described herein, the New Advisory Agreement.

          In making the determination to recommend approval of the New Advisory Agreement to stockholders of the Fund, the Directors carefully evaluated information the Directors deemed necessary to enable them to determine that the New Advisory Agreement would be in the best interests of the Fund and its stockholders. Before considering the various aspects of the terms of the agreement discussed below, the Directors determined that based on the quality of service, continuity of personnel and the fact that over the short and long term the Fund has outperformed its peers, the advisory relationship should continue.

          The Directors considered the services to be rendered by HCC. The Board compared the Fund's fee rate for advisory services and expense ratios for the Fund's last year of operations to funds believed to be an appropriate peer group and reviewed information derived from a number of sources and covering a range of issues, noting, in particular, the breakpoints included in the Fund's fee schedule. The Board of Directors considered the compensation to be paid to HCC and the services to be provided to the Fund under the New Advisory Agreement, and the personnel who will provide these services, noting, in particular, the satisfactory performance of the Fund since inception. The Directors also considered potential benefits to HCC from acting as investment advisor to the Fund.

          In reviewing the New Advisory Agreement, the Directors focused on the nature of the investment product, the creativity of HCC in developing the Fund's investment strategies, and the complexity of the Swiss securities market. The Directors also discussed the nature of the Fund, and its investments in equity securities of Swiss companies. The Directors determined that the service provided was highly professional. The Directors reviewed the qualifications and number of HCC personnel and the communications with their associates at their parent in Switzerland concerning company research and markets and financial information. The continuity of HCC and Swiss personnel over time was considered a desirable factor.

          In reviewing the New Advisory Agreement, the Directors placed significant emphasis on the Fund's fee rate for advisory services as compared to those of U.S. regulated closed-end European country funds. The Directors also compared the fee with a peer group of similar actively managed Swiss equity funds managed by Swiss advisers. The advisory fee, when combined with administrative fees paid to the investment adviser of each group and the 7 basis point administrative fee paid to a third party administrator of the Fund, was the lowest in each group. The Fund had the lowest overall expense ratio (advisory, administrative and all other expenses) of both peer groups. Although HCC had no other clients, the Directors compared advisory fees charged to HCC's parents' private advisory clients and a Luxembourg fund it managed with comparable portfolios. All were charged combined advisory and administrative fees that were higher than the Fund's, including its 7 basis point administrative fee.

          The Directors also considered economies of scale that could arise from the size of the Fund or an increase in its size. They concluded that economies of scale were recognized in the advisory fee structure at the inception of the Fund in 1987 with a basic advisory fee of 1.0% with breakpoint reductions at 90 basis points for assets between $60 million and $100 million, 80 basis points for assets between $100 million and $200 million, and 70 basis points for assets over $200 million. In 1995 the Fund's assets were increased from approximately $218.7 million to $273.3 million as a result of a rights offering. At that time HCC recognized the newly available economies of scale by voluntarily reducing its advisory fee with new breakpoints at 65 basis points for assets between $300 and $400 million, 60 basis points for assets between $400 and $500 million and a continuing 5 basis point reduction for each $100 million of assets down to 50 basis points for all assets over $600 million. At December 31, 2004 the Fund's assets were $401,514,340. The Directors concluded that the current fee structure adequately recognized existing and potential economies of scale.

           The Directors also considered the financial position and profitability of HCC. The Fund's advisory fee is HCC's only source of revenue except for a relatively small payment from its parent for other services provided to it. The Directors concluded that HCC's financial condition was sound and its profitability reasonable for the services it provided.

           The Directors also considered the investment performance of the Fund. They determined that the relevant measurements should be in terms of its net asset values as measured in Swiss francs, since the portfolio securities and cash were denominated in Swiss francs and it was the Fund's policy not to hedge the currency. On this basis it compared the Fund's one and three year investment performance as well as its longer term performance. The Directors recognized that the market price of the Fund's shares was of concern but believe that this was essentially not in the control of HCC.

           The peer group selected by the Directors for comparison was a Swiss group of equity investment funds of comparable or larger size managed by Swiss advisers with publicly available performance information, the Swiss equity index fund, "iShares" traded on the New York Stock Exchange and the Swiss SPI market index which is an index of approximately 300 Swiss traded equity securities. In each fund's case, the performance record was computed on a net asset value per share basis with all dividends and distributions reinvested. The iShares performance was compared on a U.S. dollar basis with the Fund's dollar performance. It was recognized that the SPI index performance did not include a management fee although the dividends of the stocks in the index were reinvested. For the one-year (ending December 31, 2004), three-year and long term performance, the Fund outperformed all of the above comparisons.

           The Directors also considered other benefits that HCC or its parent could be considered to derive from its relation with the Fund. It considered the marketing value of the Fund performance in attracting other clients, the cost benefits to HCC of soft dollar research and portfolio and financial information services, and limited brokerage transactions with the Fund. It determined that these other benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

          The Directors discussed the renewal requirements for advisory agreements and their ability to review the investment advisory fee annually after the initial term of the New Advisory Agreement. The Directors also reviewed materials supplied by independent counsel that were prepared for use by the Directors in fulfilling their duties under the 1940 Act.

           Based on the foregoing and such other matters as were deemed relevant, the Directors, including all of the non-interested Directors, concluded that the advisory fee rate was reasonable in relation to the services to be rendered and approved the New Advisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Additional Information About the Advisor

          The chart below lists the names and principal occupations of each principal executive officer and each director of HCC. The address of each principal executive officer and director is 1270 Avenue of the Americas, New York, New York 10020.

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                        Name of Person
                         and Position                                         Principal Occupation
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Frederic Hottinger, Chairman of the Board, Director                General Partner: Hottinger et Cie (Zurich)
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Rodolphe E. Hottinger,1 Vice Chairman of the Board, Director,      Managing Partner: Hottinger et Cie (Zurich)
Chief Executive Officer and Member of Investment Committee
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Paul Hottinguer,1 Vice Chairman of the Board, Director, Member          General Partner: Hottinger et Cie (Zurich)
of Investment Committee
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Rudolf S. Millisits,1 Director, Chief Operating Officer,                        Portfolio Manager
Executive Vice President, Portfolio Manager (U.S.), Member of
Investment Committee and Chief Compliance Officer
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Henri Stalder, Director, Member of Investment Committee           Senior Vice President: Hottinger et Cie (Zurich)
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Thomas W. Grant, Director                                             President: H.G. Wellington & Company
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Philippe R. Comby,1 Senior Vice President, Treasurer and                        Portfolio Manager
Member of Investment Committee
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Required Vote and the Board's Recommendation

           Under the 1940 Act, approval of the New Advisory Agreement requires the approval of the holders of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the vote (A) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

_________________________

[1]	This person is also a director or an officer of the Fund.

Certain Information Concerning Directors and Executive Officers

          The following tables set forth certain information about each person nominated by the Board for election, each person currently serving or continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2004. The information with respect to the Directors is separately stated for Directors who have been determined to be Non-Interested Directors and Directors who are deemed to be "interested persons" under the 1940 Act.

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                                           Class I Non-Interested Directors
                                             (Terms Will Expire in 2007)
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 Name, Address & Age    Position(s)  Term of               Principal               Other Directorships     Shares and
                           with      Office              Occupation(s)                    Held            Dollar Range
                           Fund        and           During Past Five Years           By Director           of Common
                                     Length                                                                  Stock
                                       of                                                                Beneficially
                                      Time                                                                 Owned at
                                     Served                                                                Dec. 31,
                                                                                                             20041
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Claude W. Frey          Director;    Director   President of the Swiss           Chairman of the Board:      1,814
Clos 108                Member of    since      Parliament  from 1994 to 1995;   Infra Tunnel SA          $10,001-$50,000
2012 Auvernier          the          1995.      President of the Swiss Police    (Marin) since 2002;
Switzerland             Governance/  Term of    Academy (Neuchatel) from 1996    Beton Frais SA (Marin)
Age 61                  Nominating   office     to 2003; Member of the Swiss     since 2002; President
                        Committee    will       Parliament from 1979 to 2003;    of the Steering
                        since 2002.  expire     Parliamentary Assembly of the    Committee of
                                     in 2007.   Council of Europe (Strasbourg)   InterNutrition
                                                from 1996 to 2004; Executive     (Zurich) since 2000;
                                                Board of the "North-South        Member of the Board:
                                                Centre" (Lisbon) since 1999;     SCCM SA
                                                President of the National        (Crans-Montana) since
                                                Committee for Foreign Affairs    2001; Dexia Banque
                                                from 2001 to 2003; Vice          Privee (Suisse),
                                                President from 1999 to 2001;     Zurich, since 2003;
                                                Chairman of the Board: Berun     Chairman of the
                                                Frais SA (Maria) since 2002;     Executive Board of the
                                                Federation of Swiss Food         "North-South Centre"
                                                Industries (Berne)  from 1991    (Lisbon) since 2004;
                                                to 2001; Association of Swiss    Chairman of the
                                                Chocolate Manufacturers          Federal Committee for
                                                (Berne)  from 1991 to 2000;      Employee Pension Plans
                                                Vice Chairman of the Board:      (Berne) since 2004.
                                                Federation of Swiss Employers'
                                                Association (Zurich) from 1997
                                                to 2001.
----------------------------------------------------------------------------------------------------------------------------
Eric R. Gabus          Director;      Director  Chairman of the Board: Societe    Vice Chairman of the       1,000
St. Dominique Villa    Vice           since     Neuchateloise de Presse and       Board: Fondation       $10,001-$50,000
Chemin de              Chairman       1987.     L'Express Communication           Denis de Rougemont
Carnaches 17           (Non-Officer)  Term of   (Neuchatel) until 2002.           pour l'Europe,
1815 Clarens/VD        since 1994;    office                                      Geneva since 1980;
Switzerland            Chairman of    will                                        Deputy Chairman:
Age 77                 the            expire                                      CSFB (London) until
                       Governance/    in 2007.                                    1986; Executive Vice
                       Nominating                                                 President: Nestle
                       Committee                                                  until 1982.
                       since 2002;
                       and Member
                       of the
                       Litigation
                       Committee
                       from 2001 to
                       2003.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                        Class II Non-Interested Directors
                                      (Nominees for Terms Expiring in 2008)
----------------------------------------------------------------------------------------------------------------------------
 Name, Address & Age    Position(s)  Term of              Principal             Other Directorships    Shares and
                           with      Office and         Occupation(s)                   Held             Dollar
                           Fund      Length of      During Past Five Years         by Nominee for         Range
                                        Time                                          Director          of Common
                                       Served                                                             Stock
                                                                                                       Beneficially
                                                                                                        Owned at
                                                                                                        Dec. 31,
                                                                                                          20041
----------------------------------------------------------------------------------------------------------------------------
Didier                  Director;    Director    Honorary Chairman:            Director: Fleury           2,303
Pineau-Valencienne      Member of    since       Schneider Electric SA         Michon (France); AFEP     $10,001 -
c/o Schneider           the Audit    1999.       (industrial conglomerate)     (France); Wendel          $50,000
Electric,               Committee    Term of     since 1999; Chairman of the   Investissements
S.A.                    since        office      Board and CEO: Schneider SA   (formerly, Compagnie
64 Rue de Miromesnil    1999, of     will        (industrial conglomerate)     Generale d'Industrie
75008 Paris             the          expire in   from 1981 to 1999;            et de Participations
France                  Governance/  2005.       Chairman: AFEP from 1999 to   (CGIP)); Member of
Age 73                  Nominating               2001; Vice Chairman: Credit   the Board of Pernod
                        Committee                Suisse First Boston           Ricard since 2003;
                        since                    (Europe) Limited ("CSFB")     Member of Supervisory
                        2002, and                (investment banking) from     Board of AXA-UAP
                        of the                   February 1, 1999 to           (France) (insurance)
                        Litigation               November 2002; Senior         from 1998 to 2001;
                        Committee                Adviser: CSFB since           Member of Advisory
                        from 2001                November 2002; Partner:       Board: Booz Allen &
                        to 2003.                 SAGARD Private Equity         Hamilton (USA) from
                                                 Partners (France).            1997 to 2002; Member:
                                                                               LaGardere (France)
                                                                               (holding company).
----------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III,    Director;    Director   Senior Vice President and      Member and President       2,958
Esq.                    Chairman     since      General Counsel:  Stateside    of the Virginia         $10,001-$50,000
Stateside Associates,   of the       1987.      Associates, Inc. from 1993     Military Institute
Inc.                    Audit        Term of    to 2004; Senior Consultant     Board of Visitors;
2300 Clarendon Blvd.    Committee    office     to Stateside Associates,       Trustee: The
Suite 407               since 1993   will       Inc. from June 1 to December   Williamsburg
Arlington, Virginia     and of the   expire     31, 2004; Samuel B. Witt,      Investment Trust
22201-3367              Litigation   in 2005.   III, Attorney-at-Law, since    (registered
Age 69                  Committee               August 1993.                   investment company).
                        from 2001
                        to 2003;
                        and Member
                        of the
                        Governance/
                        Nominating
                        Committee
                        since 2002.
----------------------------------------------------------------------------------------------------------------------------
Paul R. Brenner, Esq.   Director     Director   Of Counsel: Salans since      Chairman of the Board       8,734
25 Moore Rd.            since        since      July 1996; Paul R. Brenner,   and Director: Harry         over
Bronxville, NY 10708    2002;        2002.      Attorney-at-Law since June    Limited (Private          $100,000
Age 62                  Secretary    Term of    1993; Counsel to the Fund     Investment Company
                        from 1987    office     from 1994 to 2002; Partner:   ("P.I.C.")); MFGAT,
                        to 2002.     will       Kelley Drye & Warren LLP      Inc. (P.I.C.);
                                     expire     from 1976 to 1993.            Strelsau, Inc.
                                     in 2005.                                 (P.I.C.); MG
                                                                              Management Corp.
                                                                              (P.I.C.); Marango
                                                                              Capital Management
                                                                              Corp. (P.I.C.);
                                                                              Howland Investment
                                                                              Corp. (P.I.C.);
                                                                              Director: Quercus
                                                                              Foundation, Inc.
                                                                              (Private Foundation);
                                                                              Highstead Foundation,
                                                                              Inc. (Arboretum); and
                                                                              Director and Senior
                                                                              Trustee: The Louis
                                                                              Calder Foundation
                                                                              (Private Foundation).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                          Class III Non-Interested Directors
                                             (Terms Will Expire in 2006)
----------------------------------------------------------------------------------------------------------------------------
 Name, Address & Age    Position(s)   Term of               Principal              Other Directorships     Shares and
                            with      Office              Occupation(s)                    Held           Dollar Range
                            Fund         and         During Past Five Years            by Director         of Common
                                      Length                                                                 Stock
                                         of                                                               Beneficially
                                        Time                                                                Owned at
                                       Served                                                               Dec. 31, 20041
----------------------------------------------------------------------------------------------------------------------------
Claude Mosseri-Marlio   Director;     Director   E.B.R.D. - European Bank for     None                       6,992
6 bis rue du Cloitre    Member of     since      Reconstruction and                                         $50,001-
Notre-Dame              the           1993.      Development; Senior Advisor:                               $100,000
75004 Paris             Governance/   Term of    TAM Program (Turn Around
France                  Nomianting    office     Management) since 1999;
Age 74                  Committee     will       Financial Consultant,
                        since 2002    expire     portfolio management since
                        and of the    in 2006.   1982; Professor, Schiller
                        Audit                    University, Paris, since 1989;
                        Committee                Professor, American Business
                        since 2004.              School, Paris, since 1995;
                                                 Guest Lecturer, Kelley School
                                                 of Business, Indiana
                                                 University, since 1998;
                                                 Visiting Professor, Tyumen
                                                 State Institute of Management,
                                                 Tyumen, Russia, since 2002;
                                                 Visiting Professor, Paris
                                                 Chamber of Commerce, Moscow
                                                 Branch, since 2004.
----------------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq.   Director      Director   Of Counsel: Sullivan &           Director: Pioneer          19,217
Sullivan & Cromwell LLP since 1995;   since      Cromwell LLP since 1997;         Funds (registered          over
125 Broad Street        and Member    1995.      Partner: Sullivan & Cromwell     investment company)     $100,000
New York, New York      of the        Term of    LLP from 1964 to 1996.           (52 portfolios);
10004                   Governance/   office                                      AMVESCAP PLC
Age 76                  Nominating    will                                        (Investment Manager)
                        Committee     expire                                      from 1999 to 2005;
                        since 2002,   in 2006.                                    First ING Insurance
                        of the Aduit                                              Company of New York
                        Committee                                                 from 1983 to 2001;
                        from 1996                                                 Winthrop Focus Funds
                        to 2004,                                                  from 1988 to 1997;
                        and of the                                                ING America Holdings,
                        Litigation                                                Inc. (insurance and
                        Committee                                                 broker-dealer holding
                        from 2001                                                 company) from 1988 to
                        to 2003.                                                  1998; Dresdner RCM
                                                                                  Global Strategic
                                                                                  Income Fund, Inc.
                                                                                  (registered
                                                                                  investment company)
                                                                                  from 1997 to 2002.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                              Class I Interested Director
                                              (Term Will Expire in 2007)
----------------------------------------------------------------------------------------------------------------------------
  Name, Address & Age     Position(s)    Term of             Principal             Other Directorships      Shares and
                            with        Office and          Occupation(s)             Held By Director     Dollar Range
                            Fund        Length of       During Past Five Years                               of Common
                                         Time                                                                 Stock
                                        Served                                                              Beneficially
                                                                                                             Owned at
                                                                                                            Dec. 31,20041
----------------------------------------------------------------------------------------------------------------------------
Alexandre de Takacsy      Director2     Director       Senior Advisor to the                 None              700
Financiere Hottinguer                   from 1987      Hottinger Group and President                       $1-$10,000
43, rue Taitbout                        to 1994        of Hottinger U.S., Inc. until
75009 Paris                             and since      December 2004; Retired Senior
France                                  1998.          Executive, Royal Bank of
Age 75                                  Term of        Canada.
                                        office
                                        expires
                                        in 2007.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                             Class III Interested Director
                                              (Term Will Expire in 2006)
----------------------------------------------------------------------------------------------------------------------------
 Name, Address & Age    Position(s) Term of                Principal             Other Directorships Held   Shares and
                           with     Office and           Occupation(s)                 by Director         Dollar Range
                           Fund     Length of       During Past Five Years                                  of Common
                                       Time                                                                   Stock
                                      Served                                                               Beneficially
                                                                                                             Owned at
                                                                                                             Dec. 31, 20041
----------------------------------------------------------------------------------------------------------------------------
Paul Hottinguer         Director;2  Director    General Partner: Hottinger et    Director: Drouot            278,8343
Hottinger et Cie        Chairman    since       Cie (Zurich);  President:        Securite; Member:             over
Dreikonigstrasse 55     of the      1987.       Gaspee (real estate) since       Conseil de Surveillance     $100,000
8027 Zurich             Board of    Term of     1992; Financiere Hottinguer      Credit Suisse
Switzerland             Directors   office      (holding company) (1990 to       Hottinguer; Societe
Age 62                  since       will        2002); Financiere Provence       pour le Financement de
                        1989;       expire in   Participations (venture          Bureaux et d'Usines
                        Chief       2006.       capital firm) since 1990; AXA    Sofibus (real estate).
                        Executive               International Obligation
                        Officer                 (finance) since 1996; Managing
                        from 1989               Director: Intercom (holding
                        to 2002.                company) since 1984;
                                                Administrator: Investissement
                                                Provence SA (holding company)
                                                since 1996; Finaxa (finance)
                                                since 1982; Permanent
                                                Representative: Credit Suisse
                                                Hottinguer to Provence
                                                International (publicly held
                                                French mutual fund), Credit
                                                Suisse Hottinguer to CS Oblig
                                                Euro Souverain (mutual fund);
                                                Financiere Hottinguer to CS
                                                Institutions Monetaire (mutual
                                                fund) from 1990 to 2002;
                                                Financiere Hottinguer to CS
                                                Court Terme (mutual fund) from
                                                1990 to 2002; Censor -
                                                Provence Europe (mutual fund);
                                                Credit Suisse Hottinguer to
                                                PPC; Credit Suisse Hottinguer
                                                to Croissance Britannia
                                                (investment fund); Credit
                                                Suisse Hottinguer to Harwanne
                                                Allemagne; Vice Chairman of
                                                the Board, Director and Member
                                                of Investment Committee: HCC.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                   Executive Officers
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             Shares and
                                                                                                               Dollar
                                      Term of                                                                   Range
                                      Office                                                                  of Common
                                         and                                                                    Stock
                                      Length                                                                 Beneficially
                          Position(s)    of                 Principal                                         Owned at
                             with       Time              Occupation(s)                                       Dec. 31,
  Name, Address & Age        Fund      Served         During Past Five Years       Other Directorships Held     20041
---------------------------------------------------------------------------------------------------------------------------
Rodolphe E. Hottinger2    President   Year to    Managing Partner: Hottinger et    Director:  Sofibus SA      295,1813
Hottinger et Cie          since       year       Cie (Zurich) since 1987;          (real estate investment      Over
3 Place des Bergues       1997;       since      President: Hottinger Capital,     company); AXA              $100,000
C.P. 1620                 Chief       1994.      S.A. (Geneva) (investment         Switzerland
1211 Geneve 1             Executive              company) since 2000; Hottinger    (Insurance); Hottinger
Switzerland               Officer                & Co. Ltd, UK (investment         Bank & Trust Ltd.
Age 48                    since                  advisor) since 2001; Emba, NV     (Bahamas); PMA, Vienna;
                          2002;                  (investment company) since        Hottinger London.
                          Chief                  1990; Vice Chairman of the
                          Operating              Board, Director, Chief
                          Officer                Executive Officer and Member of
                          from 1997              Investment Committee: HCC since
                          to 2002;               1994; President: Financiere
                          Acting                 Hottinguer Paris; Director:
                          President              Hottinger U.S. Inc., until
                          from 1996              December 2004.
                          to 1997;
                          Executive
                          Vice
                          President
                          and Chief
                          Operating
                          Officer
                          from 1994
                          to 1996.
---------------------------------------------------------------------------------------------------------------------------
Rudolf Millisits2         Senior      Year to    Director: HCC since December      None                         7,035
Hottinger Capital Corp.   Vice        year       2000; Chief Operating Officer:                               $50,001 -
1270 Avenue of the        President   since      HCC since December 1998;                                     $100,000
Americas                  since       1995.      Executive Vice President,
Suite 400                 2000;                  Portfolio Manager, Member of
New York, New York 10020  Treasurer              Investment Committee and Chief
Age 47                    and Chief              Compliance Officer: HCC since
                          Financial              September 1994; Assistant
                          Officer                Secretary: HCC since August
                          since                  1995; Chairman, CEO, Director:
                          2002;                  Hottinger U.S. Inc. since
                          Vice                   December 2004, Executive Vice
                          President              President from 1994 to 2004,
                          from 1995              and Assistant Secretary from
                          to 2000.               1995 to 2004; President, CFO:
                                                 Hottinger Brothers LLC since
                                                 2004.
---------------------------------------------------------------------------------------------------------------------------
Philippe R. Comby, CFA2   Vice        Year to    Senior Vice President: HCC        None                         2,500
Hottinger Capital Corp.   President.  year       since 2002; First Vice                                       $10,001-
1270 Avenue of the                    since      President: HCC from 1998 to                                   $50,000
Americas                              2000.      2002; Treasurer: HCC since
Suite 400                                        1997; Chief Investment Officer
New York, New York 10020                         and Senior Vice President of
Age 38                                           Hottinger Brothers LLC since
                                                 2004; President and Secretary
                                                 of Hottinger U.S. Inc. since
                                                 December 2004; Director of
                                                 Hottinger U.S. Inc. since
                                                 December 2004.
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Shares and
                                                                                                               Dollar
                                      Term of                                                                   Range
                                      Office                                                                  of Common
                                         and                                                                    Stock
                                      Length                                                                 Beneficially
                          Position(s)    of                 Principal                                         Owned at
                             with       Time              Occupation(s)                                       Dec. 31,
  Name, Address & Age        Fund      Served         During Past Five Years       Other Directorships Held     20041
---------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux2       Vice        Year to    President EJV Financial           None                         2,054
5 Brook Farm Court        President   year       Services LLC  (Investment                                  $10,001-$50,000
Hunt Valley, Maryland     since       since      Company Consulting) since May
21030                     1987;       1987.      2002; Senior Vice President,
Age 61                    Secretary              PBHG Funds since January 2005;
                          since                  Director: Deutsche Asset
                          2002;                  Management (1999 to 2002);
                          Treasurer              Principal: BT Alex Brown
                          from 1987              Incorporated (1989 to 1999);
                          to 2002.               Executive Vice President,
                                                 Investment Company Capital
---------------------------------------------------------------------------------------------------------------------------
Peter R. Guarino          Chief       Since      Executive Director, Investment    None                         None
Two Portland Square       Compliance  2004.      Company Services of Forum Fund
Portland, Maine 04101     Officer                Services, LLC since 2004;
Age 46                                           Independent Compliance
                                                 Consultant from 2002 to 2004;
                                                 General Counsel and Global
                                                 Compliance Director, MiFund,
                                                 Inc. (mutual fund services)
                                                 from 2000 to 2002; Western
                                                 Division Chief Operating
                                                 Officer, Funds Services Group,
                                                 Merrill Corporation (mutual
                                                 fund services) from 1998 to
                                                 2000.
---------------------------------------------------------------------------------------------------------------------------
[1]	All Directors and Executive Officers as a group (14 persons) owned 350,488 shares which constitutes approximately 1.43% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

[2]	Indicates "Interested Person," as defined in the 1940 Act. Paul Hottinguer and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger et Cie (Zurich) and Hottinger U.S., Inc., controlling persons of HCC, the Fund's investment advisor; Rodolphe E. Hottinger is also an "Interested Person" because he is President of the Fund; Alexandre de Takacsy is an "Interested Person" because of his affiliation with HCC; Rudolf Millisits is an "Interested Person" because he is Senior Vice President and Treasurer of the Fund and because of his affiliation with HCC; Philippe R. Comby is an "Interested Person" because he is Vice President of the Fund and because of his affiliation with HCC; and Edward J. Veilleux is an "Interested Person" because he is Vice President and Secretary of the Fund.

[3]	Hottinger et Cie (Zurich), a partnership, owns 126,382 shares of the Fund; HCC, the Fund's investment advisor, owns 113,788 shares of the Fund; Hottinger Treuhand AG owns 8,664 shares of the Fund; and Hottinger Bank & Trust Limited, Nassau owns 30,000 shares of the Fund. Paul Hottinguer and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling shareholders and directors of HCC and Hottinger Treuhand AG and therefore share voting and investment power over the 278,834 shares of the Fund owned by Hottinger et Cie (Zurich), HCC, Hottinger Treuhand AG and Hottinger Bank & Trust Limited, Nassau. In addition, Rodolphe E. Hottinger and his children directly own 16,347 shares.

          The Fund's officers are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. In addition to the Executive Officers, the Fund's other officers are Leslie K. Klenk, Assistant Vice President, Frederick Skillen, Assistant Treasurer and Sara M. Morris, Assistant Treasurer, each of whom is an employee of Citigroup Global Transaction Services.

          The Board of Directors provides oversight with respect to the Fund's governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund's investment advisor, HCC, the Fund's independent registered public accounting firm, Deloitte & Touche LLP, the Fund's Administrator and Accountant, Forum Administrative Services LLC and Forum Accounting Services LLC, respectively, Fund management and legal counsel.

          The current members of the Audit Committee of the Board of Directors are Messrs. Mosseri-Marlio, Pineau-Valencienne and Witt, each of whom is a Non-Interested Director. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications and independence; and (iv) the performance of the independent auditors and the Fund's internal audit function. The Audit Committee also oversees the administration of the Fund. The Audit Committee held five meetings during the year ended December 31, 2004. The Audit Committee Charter was attached as Appendix "A" to last year's Proxy Statement dated May 20, 2004.

          The Board of Directors has a Governance/Nominating Committee whose current members are Messrs. Frey, Gabus, Mosseri-Marlio, Pineau-Valencienne, West and Witt, each of whom is a Non-Interested Director. The principal function of the Governance/Nominating Committee is to coordinate and oversee all aspects of the governance of, and have principal responsibilities with respect to, strategic issues related to the Fund. The Committee also has the function of setting the compensation of the Board members and recommending to the Board nominees for election of Directors. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance/Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance/Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under "Stockholder Proposals" and otherwise complies with the requirements for such proposals contained in the Governance/ Nominating Committee Charter and the Fund's By-laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. Each member of the Committee (other than Mr. West) is "independent" as defined by the New York Stock Exchange. The Governance/Nominating Committee held three meetings during the year ended December 31, 2004. The Governance/Nominating Committee Charter was attached as Appendix "B" to last year's Proxy Statement dated May 20, 2004.

           During the year ended December 31, 2004, the Board of Directors met five times, four of which were regularly scheduled meetings and one of which was a special telephonic meeting called to consider Compliance Procedures. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served. The Fund has no formal written policy regarding Directors' attendance at annual stockholders meetings. The Fund's Directors, however, are encouraged to attend stockholders meetings and all of the Directors attended the Fund's 2004 Annual Stockholders Meeting.

          Mr. Pineau-Valencienne, a Non-Interested Director, was Vice Chairman of Credit Suisse First Boston (Europe) Limited ("CSFB"), an indirect subsidiary of Credit Suisse Group ("CSG"), until November 2002, and has been a Senior Adviser to CSFB thereafter. Since November 2000, the Fund's U.S. custodian has been Swiss American Securities Inc. and its Swiss sub-custodian has been Credit Suisse First Boston, both of which are subsidiaries of CSG and which received aggregate fees of $168,207.05 from the Fund in 2004. Hottinger & Cie (Zurich), a parent of the Fund's investment advisor, and certain of its affiliated companies effect brokerage transactions for managed accounts through CSG entities.

           Each Non-Interested Director of the Fund was paid a 2004 annual fee of approximately $16,400 plus $750 for each meeting of the Board of Directors attended and $750 for each committee meeting attended, if held separately. The Chairmen of the Audit Committee and the Governance/Nominating Committee each received an annual fee of approximately $18,000 (in lieu of the approximate $16,400 annual fee paid to other Non-Interested Directors), plus the same $750 meeting fee paid to the other Non-Interested Directors. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairmen of the Audit Committee and the Governance/Nominating Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index "All Items Price Index – National," for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit or Governance/Nominating Committees is compensated for incremental work over and above attending a meeting based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with board meetings. Mr. Paul R. Brenner did not become a Non-Interested Director until December 31, 2004. During the year ended December 31, 2004, all incumbent Non-Interested Directors as a group received from the Fund aggregate remuneration amounting to $146,214 and individual remuneration (exclusive of reimbursed expenses), as follows:

                                                               Pension or
                                                               Retirement                            Total
                                                                Benefits       Estimated           Compensation
                                             Aggregate         Accrued As         Annual        From Fund and Fund
             Name of Person                  Compensation     Part of Fund    Benefits Upon           Complex
              and Position                    From Fund         Expenses        Retirement       Paid to Directors
-------------------------------------------------------------------------------------------------------------------
Claude W. Frey, Director                       $22,083             $0              $0               $22,083
-------------------------------------------------------------------------------------------------------------------
Eric R. Gabus, Director,                       $24,441             $0               $0              $24,441
Chairman of the Governance/Nominating
Committee
-------------------------------------------------------------------------------------------------------------------
Claude Mosseri-Marlio, Director                $24,333             $0               $0              $24,333
-------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne, Director            $25,833             $0               $0              $25,833
-------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq., Director                $22,833             $0               $0              $22,833
-------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq., Director,           $26,691             $0               $0              $26,691
Chairman of the Audit and Litigation
Committees
-------------------------------------------------------------------------------------------------------------------
           TOTAL REMUNERATION:                $146,214            $0               $0              $146,214
-------------------------------------------------------------------------------------------------------------------

Messrs. Sullivan & Cromwell who have served as counsel to the Non-Interested Directors since 1987 received approximately $43,130 for legal services rendered and disbursements incurred during 2004. Mr. West serves as Of Counsel to such Firm. No Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

ADDITIONAL INFORMATION RELATING TO THE FUND

Section 16(a) Beneficial Ownership Reporting Compliance

           Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its investment advisor and affiliated persons of its investment advisor and any persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during 2004. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2004.

Security Ownership of Certain Beneficial Owners

          As of December 31, 2004, no stockholder, to the knowledge of Management, other than Wachovia Corporation, One Wachovia Center, Charlotte, North Carolina 28288, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10020, beneficially owned more than five percent of the Fund's outstanding shares of Common Stock. Wachovia Corporation, on behalf of its advisory clients, filed on February 3, 2005, a beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 2004 it beneficially owned 1,616,679 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 14, 2005, a beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 2004, it beneficially owned 1,314,600 shares of Common Stock. Based on such filings, these holdings represented approximately 6.71% and 5.40% of the Fund's outstanding shares, respectively, as of December 31, 2004.

Brokerage Transactions

          The primary objective in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the best price together with efficient execution, taking into account such factors as commission, size of order, difficulty of execution and skill required of the broker. Brokerage commission rates in Switzerland are negotiable. Purchase and sale orders may be executed with any number of banks and brokers. The Fund may place brokerage orders with Hottinger et Cie (Zurich), an "affiliated person" with respect to HCC under the 1940 Act. Hottinger et Cie (Zurich) is an "affiliated person" because of its ownership stake in HCC. The Fund's policy requires that commissions paid to Hottinger et Cie (Zurich) be reasonable and fair compared with commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. The Fund cannot engage in principal transactions with Hottinger et Cie (Zurich).

          For the fiscal year ended December 31, 2004, the Fund incurred aggregate brokerage commissions of $591,461. Of such amount, the Fund paid brokerage commissions to Hottinger et Cie (Zurich) amounting to $47,325, which constituted 8.0% of the Fund's aggregate brokerage commissions.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          At a meeting held on March 17, 2005, the Audit Committee of the Fund approved, and the Board of Directors approved and ratified, Deloitte & Touche LLP ("D&T") to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2005. Based principally on representations from D&T, the Fund knows of no direct financial or material indirect financial interest of D&T in the Fund. D&T, or a predecessor firm, has served as the independent registered public accounting firm for the Fund since 1987.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by D&T for the audit of the Fund's annual financial statements, or services that are normally provided by the independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,500 in 2003 and $36,000 in 2004.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services rendered by D&T that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) above.

There were no fees billed in the Reporting Periods for non-audit assurance and related services rendered by D&T to the Fund's investment advisor or any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund ("Service Affiliates").

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by D&T for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2003 and $4,000 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by D&T, other than the services reported in paragraphs (a) through (c) above, were $17,600 in 2003 and $0 in 2004. These services consisted of a review of the Fund's internal controls.

Audit Committee Pre-Approval Policies. The Fund's Audit Committee pre-approves D&T's engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining D&T's independence.

Non-Audit Fees. The aggregate non-audit fees billed by D&T for services rendered to the Fund for the Reporting Periods were $21,600 in 2003 and $4,000 in 2004. There were no fees billed in the Reporting Periods for non-audit services rendered by D&T to Service Affiliates.

Auditor Independence. The Fund's Audit Committee has considered whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining D&T's independence.

          No representative of D&T is expected to be present at the Meeting.

REPORT OF AUDIT COMMITTEE

          The Audit Committee has exclusive oversight of the Fund's financial reporting process. The Committee operates pursuant to a Charter which was last approved by the Board on March 22, 2004, a copy of which was attached as Appendix "A" to last year's Proxy Statement dated May 20, 2004. As set forth in the Charter, Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, D&T, is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

          In the performance of its oversight function, the Committee has considered and discussed the December 31, 2004 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of other non-audit services by D&T to the Fund is compatible with maintaining the auditor's independence, and has discussed with D&T the auditor's independence.

           Stockholders are reminded, however, that the Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent registered public accounting firm is, in fact, "independent".

          Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined that the audited financial statements be included in the Fund's Annual Report to Stockholders for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

           Submitted by the Audit Committee of the Fund's Board of Directors

Didier Pineau-Valencienne
Claude Mosseri-Marlio
Samuel B. Witt, III, Esq.

Dated: March 17, 2005

OTHER MATTERS

          The Fund's investment advisor is HCC, 1270 Avenue of the Americas, Suite 400, New York, New York 10020, and the Fund's Administrator is Forum Administrative Services LLC, Two Portland Square, Portland, Maine 04101. The Fund currently does not have a principal underwriter.

          No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

           Stockholders who wish to communicate with Directors should send communications to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

           Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2006 must be received by the Fund on or before December 4, 2005 in order to be included in the Fund's proxy statement and form of proxy relating to that Meeting. In addition, the Fund's By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including director nominations) before the 2006 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund's Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between January 28, 2006 and February 27, 2006. For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

          The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Shareholder Communications Inc. to serve as proxy solicitor at an anticipated cost of between $7,000 and $10,000, plus disbursements. In addition to the use of mails, proxy solicitations may be made by telephone, fax and personal interview by the Fund's Officers and Directors and the Fund's investment advisor. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this proxy solicitation, please contact Georgeson Shareholder Communications, Inc., Telephone Number: 1-800-561-3947.

VOTING RESULTS

          The Fund will advise the stockholders of the voting results of the matters voted upon at the Annual Meeting in the 2005 Semi-Annual Report to Stockholders.

ANNUAL REPORT

          The Fund will furnish, without charge, a copy of the 2004 Annual Report and the most recent Quarterly and Semi-Annual Report succeeding the Annual Report, if any, to any Stockholder upon request addressed to Rudolf Millisits, Senior Vice President, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020 (toll-free telephone number: 1-888-794-7700).

IMPORTANT

           WE URGE STOCKHOLDERS TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD TO THE FUND OR VOTE BY TELEPHONE OR VIA THE INTERNET.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE REELECTION OF THE BOARD'S THREE NOMINEES AS CLASS II DIRECTORS AND "FOR" THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

If you have any questions concerning this proxy solicitation, please contact Georgeson Shareholder Communications, Inc., Telephone Number: 1-800-561-3947.

Dated: April 1, 2005	Edward J. Veilleux Secretary

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

           AGREEMENT, dated as of May 26, 2005 between The Swiss Helvetia Fund, Inc., a Delaware corporation ("Fund"), and Hottinger Capital Corp., a Delaware corporation ("HCC").

           WHEREAS, the Fund is a non-diversified closed-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and HCC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

           WHEREAS, at a Board of Directors Meeting held on March 17, 2005, it was the unanimous decision of the Board of Directors, including the unanimous decision of the Board members of the Fund who are not "interested persons" (as such term is defined in the 1940 Act), to continue to retain HCC to render certain specified investment advisory services to the Fund on the terms set forth herein and HCC is willing to render such services;

          NOW THEREFORE, WITNESSETH: That it is hereby agreed to between the parties hereto as follows:

           1.     Investment Advisor. HCC, in accordance with the Fund's stated investment objectives, policies and limitations, and subject to the supervision of the Fund's Board of Directors, will have sole investment discretion for the Fund, will make all decisions affecting the Fund's portfolio and will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

           2.     Fees and Expenses

           2.1     The Fund will pay HCC an annual advisory fee hereunder of 1.0% of the Fund's average monthly net assets up to U.S. $60 million, 0.90% of such assets between U.S. $60 million and U.S. $100 million, 0.80% of such assets between U.S. $100 million and U.S. $200 million, 0.70% of such assets between U.S. $200 million and U.S. $300 million, 0.65% of such assets between U.S. $300 million and U.S. $400 million, 0.60% of such assets between U.S. $400 million and U.5. $500 million, 0.55% of such assets between U.S. $500 million and U.S. $600 million, and 0.50% of such assets in excess of U.S. $600 million, computed by the Fund's administrator on the basis of net assets at the end of each month and payable by the fifth business day of the succeeding calendar month.

           2.2     HCC shall bear all expenses of its employees and overhead incurred by it in connection with its duties under this Agreement. HCC will also pay all salaries and fees of the Fund's directors and officers who are "interested persons" (as such term is defined in the 1940 Act) of HCC. The Fund will indemnify HCC for all taxes (other than income taxes), duties, charges, fees and expenses (including, without limitation, broker fees, dealer fees, clearing bank fees and legal fees) HCC incurs in connection with the services provided under this Agreement. The obligations contained in this clause shall survive the termination of this Agreement.

           2.3     Payments to HCC shall be made in U.S. Dollars by wire transfer as follows:

Chase Manhattan Bank, N.A.
ABA Number: 021000021
For the Account of:
United States Trust Company of New York
11 West 54th Street
New York, NY 10019
Account Number: 920-1-073195
In favor of: Hottinger Capital Corp.
Account Number: 20-9506-8

           3.     Liability.

           3.1     Neither HCC nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except (i) that HCC shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the 1940 Act, and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or (ii) for a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under this Agreement.

           3.2     HCC does not assume responsibility for the acts or omissions of any other person.

           3.3     HCC shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, riot, or damage caused by nature or due to other events for which it is not responsible (e. g., strike, lock-out or acts of domestic or foreign authorities).

           4.     Services Not Exclusive. It is understood that the services of HCC are not deemed to be exclusive, and nothing in this Agreement shall prevent HCC or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of HCC desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by HCC to be equitable to such clients.

           5.     Notice. Any notice or other communication required to be given pursuant to this Agreement shall be in writing and shall be effective upon receipt. Notices and communications shall be given (1) to the Fund, c/o Edward J. Veilleux, Secretary, 5 Brook Farm Court, Hunt Valley, Maryland 21030; and (2) to HCC c/o Rudolf Millisits, Executive Vice President, 1270 Avenue of the Americas, Suite 400, New York, New York 10020.

           6.     Miscellaneous.

           6.1     This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following the approval of the stockholders of the Fund. If not sooner terminated, this Agreement shall continue for an initial period ending on July 1, 2006, and thereafter shall be subject to the annual continuance by the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund, as required by the 1940 Act. The annual approval of the continuance of this Agreement shall be confirmed to HCC by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the 1940 Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to HCC, or by HCC upon not less than sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) by either party.

           6.2     This Agreement shall be construed in accordance with the laws of the State of New York and the 1940 Act.

           6.3     The captions in this Agreement are included for convenience only and shall neither define nor delimit any of the provisions hereof or otherwise affect their construction or effect.

           6.4     If any provisions of this Agreement shall be held or made invalid, in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by mutual consent of the parties with such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

           6.5     Nothing herein shall be construed as constituting HCC as agent of the Fund.

           6.6     Any notice or other communication required to be given pursuant to this Agreement shall be in writing and shall be effective upon receipt.

           6.7     HCC shall be entitled to rely on any notice or other communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

           6.8     Terms used in this Agreement are to have the same meaning and be construed according to the provisions of the 1940 Act and the Fund's Registration Statement filed with the Securities and Exchange Commission on June 9, 1987, as amended.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

THE SWISS HELVETIA FUND, INC. By: Edward J. Veilleux Vice President and Secretary HOTTINGER CAPITAL CORP. By: Rudolf Millisits Executive Vice President

ANNUAL MEETING OF STOCKHOLDERS OF

THE SWISS HELVETIA FUND, INC.

May 26, 2005

Please date, sign and mail
your proxy card in the
evnelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE CLASS II NOMINEES AND "FOR" APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors: |_| FOR ALL NOMINEES |_| WITHHOLD AUTHORITY FOR ALL NOMINEES |_| FOR ALL EXCEPT (See instrucutions below)	CLASS II NOMINEES:  Paul R. Brenner, Esq.  Didier Pineau-Valencienne  Samuel B. Witt, III, Esq.	2.	To Approve the Investment Advisory
Agreement between The Swiss Helvetia
Fund, Inc., and Hottinger Capital Corp.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the three Nominees as Class II Directors and FOR the approval of the Investment Advisory Agreement. This proxy also will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.
FOR AGAINST ABSTAIN |__| |__| |__|
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: 

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	|__|

Signature of Stockholder_____________________________   Date:_________________   Signature of Stockholder____________________________   Date:_________________

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. if the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
New York, New York 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND,
INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY
STATEMENT, DATED APRIL 1, 2005, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

P R O X Y	The undersigned hereby appoints Rudolf Millisits and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on March 28, 2005 at the Annual Meeting of Stockholders to be held at 11:30 a.m. on May 26, 2005 at The Drake Swissotel, 440 Park Avenue, Manhattan East Room (2nd Floor), New York, New York 10022 or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

THE SWISS HELVETIA FUND, INC.

Thursday, May 26, 2005

PROXY VOTING INSTRUCTIONS
MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible
- or -

TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and
follow the instructions. Have your proxy card available
when you call.
- or -

INTERNET - Access "www.voteproxy.com" and follow the
on-screen instructions. Have your proxy
card available when you access the web page.	COMPANY NUMBER ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59PM Eastern Time on May 25, 2005.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE CLASS II NOMINEES AND "FOR" APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors: |_| FOR ALL NOMINEES |_| WITHHOLD AUTHORITY FOR ALL NOMINEES |_| FOR ALL EXCEPT (See instrucutions below)	CLASS II NOMINEES:  Paul R. Brenner, Esq.  Didier Pineau-Valencienne  Samuel B. Witt, III, Esq.	2.	To Approve the Investment Advisory
Agreement between The Swiss Helvetia
Fund, Inc., and Hottinger Capital Corp.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of the three Nominees as Class II Directors and FOR the approval of the Investment Advisory Agreement. This proxy also will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.
FOR AGAINST ABSTAIN |__| |__| |__|
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: 

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	|__|

Signature of Stockholder_____________________________   Date:_________________   Signature of Stockholder____________________________   Date:_________________

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. if the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.